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                                                          Exhibit 10(iii)(A)(vi)


                             SUPPLEMENTAL AGREEMENT

          SUPPLEMENTAL AGREEMENT made as of March 31, 2003 by and between The Interpublic Group of Companies, Inc., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and SEAN ORR (hereinafter referred to as "Executive").

                              W I T N E S S E T H;

          WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of April 27, 1999 and as amended by Supplemental Agreement made as of April 1, 2000 and November 7, 2002 (hereinafter referred to as the "Employment Agreement"); and

          WHEREAS, the Corporation and Executive desire to amend the Employment Agreement;

          NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 5.02 of the Employment Agreement is hereby amended to read in its entirety as follows: " "Executive has been granted (i) an award for the 2003-2005 performance period under Interpublic's Long Term Performance Incentive Plan ("LTPIP") equal to Twelve Thousand (12,000) performance units tied to the cumulative compound growth of Interpublic and (ii) during 2003, options under Interpublic's Stock Incentive Plan to purchase One Hundred Six Thousand Twenty-five (106,025) shares of Interpublic common stock which may not be

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exercised in any part prior to the end of the performance period and thereafter shall be exercisable in whole or in part".

          2. Except as herein above amended, The Employment Agreement shall continue in full force and effect.

          3. This Supplemental Agreement shall be governed by the laws of the State of New York.


                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.


                                        By     /s/Brian Brooks
                                                  Brian Brooks


                                        By:    /s/Sean Orr
                                                  Sean Orr


Signed as of:  4/11/03

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